UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2025

Sunoco LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	I.R.S. Employer Identification Number

8111 Westchester Drive, Suite 400

Dallas, TX 75225

(Address of Principal Executive Offices) (Zip Code)

(214) 981-0700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Amendment to Arrangement Agreement

On May 26, 2025, Sunoco LP, a Delaware limited partnership (“Sunoco”), NuStar GP Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of Sunoco (“SunocoCorp”), 2709716 Alberta Ltd., an Alberta corporation and wholly-owned subsidiary of SunocoCorp (the “Purchaser” and, together with Sunoco and SunocoCorp, the “Purchaser Parties”), and Parkland Corporation, an Alberta corporation (“Parkland”), entered into the First Amending Agreement (the “Amendment”) to that certain Arrangement Agreement, dated as of May 4, 2025, by and among the Purchaser Parties and Parkland (the “Arrangement Agreement” and, together with the Amendment the “Amended Arrangement Agreement”).

The Amendment, among other things, makes certain adjustments to the Arrangement Agreement and the plan of arrangement of Parkland attached to the Arrangement Agreement (the “Plan of Arrangement”) in respect of the funding mechanics for the transaction and the proration formula.

All other material terms of the Arrangement Agreement and the Plan of Arrangement, which were previously filed by Sunoco as Exhibit 2.1 to the Current Report on Form 8-K dated May 5, 2025, remain the same.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 7.01.	Regulation FD

In connection with the transaction contemplated by the Amended Arrangement Agreement, on May 28, 2025, Parkland commenced mailing its management information circular and proxy statement with respect to the Plan of Arrangement (the “Circular”). The information in this Item 7.01 is being furnished to provide certain unaudited pro forma condensed combined financial information of Sunoco for the twelve months ended December 31, 2024 and as of and for the three months ended March 31, 2025, which is included in the Circular. The unaudited pro forma condensed combined financial information has been prepared after giving effect to the transactions contemplated by the Amended Arrangement Agreement as well as (i) Sunoco’s acquisition of NuStar Energy L.P. and (ii) Sunoco’s sale of 204 convenience stores located in West Texas, New Mexico and Oklahoma to 7-Eleven, Inc., as if such transactions had occurred on January 1, 2024 (in the case of the unaudited pro forma condensed combined statements of operations) and as if the transactions contemplated by the Amended Arrangement Agreement had occurred on March 31, 2025 (in the case of the unaudited pro forma condensed combined balance sheet).

The unaudited pro forma condensed combined financial information has been prepared utilizing (i) the audited consolidated financial statements of Sunoco as of and for the year ended December 31, 2024, which are included in Sunoco’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 14, 2025, (ii) the unaudited consolidated financial statements of Sunoco as of and for the three months ended March 31, 2025, which are included in Sunoco’s Quarterly Report on Form 10-Q filed with the SEC on May 8, 2025, (iii) the unaudited condensed consolidated financial statements of NuStar Energy L.P. for the period ended March 31, 2024 included in its Quarterly Report on Form 10-Q filed with the SEC on April 29, 2024, (iv) the audited consolidated financial statements of Parkland for the year ended December 31, 2024, which are included in Parkland’s annual information filed under Parkland’s profile on the System for Electronic Data Analysis and Retrieval + in Canada (“SEDAR+”) on March 5, 2025 and (v) the unaudited interim condensed consolidated financial statements of Parkland for the three months ended March 31, 2025, which were filed under Parkland’s profile on SEDAR+ May 5, 2025.

The information in Item 7.01 of this Current Report on Form 8-K, together with Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K, together with Exhibit 99.1 attached hereto, shall not be incorporated by reference into any other document filed pursuant to the Securities Act, except as otherwise stated in such filings.

Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Sunoco and Parkland, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining regulatory approvals, court approvals, approval of the listing of the common units of SunocoCorp on the New York Stock Exchange, and receipt of Parkland shareholder approval; and the anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, prospects, business and management strategies for the management, expansion and growth of the combined company’s operations, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of Sunoco and Parkland to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against Sunoco, Parkland or their directors; the risk that disruptions from the proposed transaction will harm Sunoco’s or Parkland’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the proposed transaction; the potential for modification or adjustment of the Amended Arrangement Agreement; the parties’ ability to satisfy their respective conditions and consummate the transaction; rating agency actions and Sunoco and Parkland’s ability to access short-and long-term debt markets on a timely and affordable basis; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Sunoco’s and/or Parkland’s financial performance and operating results; certain restrictions during the pendency of the arrangement that may impact Parkland’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; dilution caused by Sunoco’s issuance of additional units representing limited partner interests in connection with the proposed transaction; fees, costs and expenses and the possibility that the transaction may be more expensive to complete than anticipated; and those risks described (i) under the heading “Risk Factors” in the Circular, (ii) under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” in Parkland’s current Annual Information Form dated March 5, 2025, and under the headings “Forward-Looking Information” and “Risk Factors” included in the Q4 2024 Management’s Discussion and Analysis dated March 5, 2025, each as filed on SEDAR+ and available on Parkland’s website at www.parkland.ca, (iii) in Item 1A of Sunoco’s Annual Report on Form 10-K, filed with the SEC on February 14, 2025, and (iv) in Item 1A of Sunoco’s Quarterly Report on Form 10-Q, filed with the SEC on May 8, 2025. Those disclosures are incorporated by reference in this communication. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. Sunoco and Parkland do not intend to update these statements unless required by the securities laws to do so, and Sunoco and Parkland undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication.

Important Information about the Arrangement and Where to Find It

In connection with the potential transaction between Sunoco and Parkland, SunocoCorp intends to file any relevant materials with the SEC, which may include a registration statement under the Securities Act or the Exchange Act, which registration statement, if and when filed under the Securities Act, will contain a preliminary prospectus of SunocoCorp. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/PROSPECTUS, IF AND WHEN FILED, AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement / prospectus (if and when available) and other documents filed with the SEC by Sunoco or SunocoCorp through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Sunoco or SunocoCorp will also be available free of charge on Sunoco’s website at https://www.sunocolp.com/investors or by contacting the contact below.

No Offer or Solicitation

This current report on Form 8-K is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, issuance, exchange, transfer, solicitation or sale of securities in any jurisdiction in which such offer, issuance, exchange, transfer, solicitation or sale would be in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption therefrom, or prior to registration or qualification under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	First Amending Agreement to the Arrangement Agreement, dated as of May 26, 2025, by and among Sunoco LP, NuStar GP Holdings, LLC, 2709716 Alberta Ltd. and Parkland Corporation.

99.1	Unaudited Pro Forma Condensed Combined Financial Information of Sunoco (furnished pursuant to Item 7.01 hereof)

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

*

Certain schedules and other similar attachments to this exhibit have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Registrant will provide a copy of such omitted documents to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP LLC, its general partner

Date: May 28, 2025	By:	/s/ Rick Raymer
	Name:	Rick Raymer
	Title:	Vice President, Controller and Principal Accounting Officer